ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

September 27, 2018

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	ALPS ETF Trust (the “Trust”) (File Nos. 333-148826; 811-22175)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated September 21, 2018, to the Prospectus dated March 31, 2018, with respect to the ALPS Equal Sector Weight ETF, a series of the Trust (the “Fund”). The purpose of this filing is to submit the 497(e) filing dated September 21, 2018 in XBRL for the Fund.

The SEC Staff is requested to address any comments on this filing to my paralegal, Sharon Akselrod, at 720.917.0769.

Sincerely,

/s/ Andrea E. Kuchli
Andrea E. Kuchli
Secretary